UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2016

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On April 26, 2016, Sensata Technologies Holding N.V. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2016. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The Company will conduct a webcast on April 26, 2016 at 8:00 AM eastern time to discuss the financial results for its first quarter ended March 31, 2016. The toll-free dial-in number is 877-486-0682 and the Conference ID is 90651216. Additional information relating to the Company's financial results will be contained in a presentation that will be referenced during the webcast, and that is being made available on the investor relations page of the Company’s website at www.investors.sensata.com. The live webcast and a replay will be available on the investor relations page of the Company’s website.
The information contained in, or incorporated into, this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	April 26, 2016 press release entitled "Sensata Technologies Holding N.V. Announces First Quarter 2016 Results" (furnished pursuant to Item 2.02).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: April 26, 2016	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	April 26, 2016 press release entitled "Sensata Technologies Holding N.V. Announces First Quarter 2016 Results" (furnished pursuant to Item 2.02).

4